Statutory Reserves and Restricted Net Asset	12 Months Ended
Dec. 31, 2025
Statutory Reserves and Restricted Net Asset
Statutory Reserves and Restricted Net Asset
22.	Statutory Reserves and Restricted Net Asset

In accordance with the PRC laws and regulations, the Group’s PRC subsidiaries and VIEs are required to make appropriation to certain statutory reserves, namely general reserve, enterprise expansion reserve, and staff welfare and bonus reserve, all of which are appropriated from net profit as reported in their PRC statutory accounts. The Group’s PRC subsidiaries and VIEs are required to appropriate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital.

Appropriations to the enterprise expansion reserve and the staff welfare and bonus reserve are to be made at the discretion of the board of directors of each of the Group’s PRC subsidiaries and VIEs. There were no appropriations to these reserves by the Group’s PRC entities for the years ended December 31, 2023, 2024 and 2025.

As a result of PRC laws and regulations and the requirement that distributions by the PRC entity can only be paid out of distributable profits computed in accordance with the PRC GAAP, the PRC entity is restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital and statutory reserves of the Group’s subsidiaries and VIEs. As of December 31, 2025, the aggregate amounts of paid-in capital and statutory reserves represented the amount of net assets of the relevant entity in the Group not available for distribution amounted to RMB1,601,509.